SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              April 6, 2004
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                               GULF POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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          Maine                   0-2429                      59-0276810
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(State or other jurisdiction (Commission File      (IRS Employer Identification
     of incorporation)           Number)                      No.)


One Energy Place, Pensacola, Florida                        32520-0102
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code        (850) 444-6111
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2



Item 5. Other Events and Regulation FD Disclosure.

     On April 6, 2004, Gulf Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $35,000,000 aggregate principal amount of its Series J 5.875% Senior Notes due April 1, 2044 (the "Series J Senior Notes"). Said Notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-104449, 333-104449-01 and 333-104449-02) of the Company. Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                (c) Exhibits.

                    1 Underwriting Agreement related to the Series J Senior Notes, dated April 6, 2004, among the Company and Banc of America Securities LLC, Incapital LLC and SunTrust Capital Markets, Inc., as the Underwriters.

                    4.1 Tenth Supplemental Indenture to Senior Note Indenture dated as of April 13, 2004, providing for the issuance of the Company's Series J Senior Notes.

                    4.2 Form of Series J Senior Note (included in Exhibit 4.1 above).

                    5    Opinion of Troutman Sanders LLP.

                    12   Computation of ratio of earnings to fixed charges.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     April 13, 2004                                GULF POWER COMPANY


                                                        By /s/Wayne Boston
                                                             Wayne Boston
                                                          Assistant Secretary